FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2019	2019	2018	2018	2018
Ending Balances
Investments	$2,853,358	$2,748,249	$2,686,973	$2,635,413	$2,593,283
Loans, net of unearned income	16,368,458	16,262,633	16,165,800	15,925,093	15,792,969
Total assets	21,308,670	20,974,649	20,682,152	20,364,810	20,172,539
Deposits	16,388,895	16,377,978	16,376,159	16,249,014	15,599,799
Shareholders' equity	2,308,798	2,301,019	2,247,573	2,283,014	2,245,785

Average Balances
Investments	$2,790,392	$2,699,130	$2,646,266	$2,596,414	$2,601,705
Loans, net of unearned income	16,316,076	16,194,375	15,965,637	15,862,143	15,768,377
Total assets	21,057,030	20,690,365	20,512,130	20,273,232	20,063,375
Deposits	16,375,456	16,275,633	16,413,066	15,967,234	15,517,425
Shareholders' equity	2,301,258	2,265,097	2,281,669	2,269,093	2,246,904

Income Statement
Net interest income	$164,544	$163,315	$162,944	$160,127	$156,067
Provision for credit losses	5,025	5,100	8,200	1,620	33,117
Non-interest income	54,315	46,751	49,523	51,033	49,094
Non-interest expense	144,168	137,824	140,685	135,413	133,345
Income before taxes	69,666	67,142	63,582	74,127	38,699
Net income	59,779	56,663	58,083	65,633	35,197
Pre-provision net revenue(1)	76,114	73,775	78,320	77,370	73,449

Per Share
Net income (basic)	$0.36	$0.33	$0.33	$0.37	$0.20
Net income (diluted)	$0.35	$0.33	$0.33	$0.37	$0.20
Cash dividends	$0.13	$0.13	$0.16	$0.12	$0.12
Tangible common equity(1)	10.63	10.39	10.08	9.95	9.75
Weighted average shares (basic)	168,343	169,884	174,571	175,942	175,764
Weighted average shares (diluted)	169,168	170,909	175,473	177,128	176,844

Asset Quality
Net charge-offs (recoveries) to average loans (annualized)	(0.04)%	0.10%	0.17%	0.08%	1.01%
Non-performing loans to total loans	0.90%	0.85%	0.86%	0.75%	0.78%
Non-performing assets to total assets	0.73%	0.70%	0.73%	0.64%	0.67%
Allowance for credit losses to loans outstanding	1.08%	1.05%	1.05%	1.05%	1.07%
Allowance for loan losses to loans outstanding	1.04%	1.00%	0.99%	0.99%	0.99%
Allowance for credit losses to non-performing loans	120%	123%	121%	140%	137%
Allowance for loan losses to non-performing loans	115%	117%	115%	131%	126%
Non-performing assets to tangible shareholders' equity and allowance for credit losses(1)	7.94%	7.63%	7.97%	6.81%	7.16%

Profitability
Return on average assets	1.14%	1.11%	1.12%	1.28%	0.70%
Return on average shareholders' equity	10.42	10.15%	10.10%	11.48%	6.28%
Return on average shareholders' equity (tangible)(1)	13.60	13.28%	13.17%	14.99%	8.23%
Net interest margin	3.44%	3.49%	3.44%	3.42%	3.39%
Efficiency ratio(1)	64.2%	63.9%	62.2%	62.5%	63.3%

Capital Ratios
Tangible common equity ratio(1)	8.54%	8.64%	8.52%	8.83%	8.73%
Tier 1 leverage ratio(2)	8.89%	8.92	9.01%	9.34	9.20%
Common equity Tier 1 capital ratio(2)	9.94%	10.16%	10.22%	10.80%	10.60%
Tier 1 capital ratio(2)	9.94%	10.16%	10.22%	10.80%	10.60%
Total risk-based capital ratio(2)	12.42%	12.63%	12.75%	13.34%	13.18%

(1) Please refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.
(2) Regulatory capital ratios as of June 30, 2019 are preliminary and remaining periods are actual.

Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2019	2019	2018	2018	2018	2019	2018
ASSETS
Cash and due from banks	$107,091	$115,884	$103,436	$90,361	$99,742	(7.6)%	7.4%
Other interest-earning assets	488,968	411,037	421,534	388,256	364,802	19.0%	34.0%
Loans held for sale	45,754	27,768	27,099	27,525	35,898	64.8%	27.5%
Investment securities	2,853,358	2,748,249	2,686,973	2,635,413	2,593,283	3.8%	10.0%
Loans, net of unearned income	16,368,458	16,262,633	16,165,800	15,925,093	15,792,969	0.7%	3.6%
Allowance for loan losses	(170,233)	(162,109)	(160,537)	(157,810)	(156,050)	5.0%	9.1%
Net loans	16,198,225	16,100,524	16,005,263	15,767,283	15,636,919	0.6%	3.6%
Premises and equipment	243,300	239,004	234,529	231,236	230,195	1.8%	5.7%
Accrued interest receivable	62,984	62,207	58,879	58,584	55,208	1.2%	14.1%
Goodwill and intangible assets	535,249	535,356	531,556	531,556	531,556	—%	0.7%
Other assets	773,741	734,620	612,883	634,596	624,936	5.3%	23.8%
Total Assets	$21,308,670	$20,974,649	$20,682,152	$20,364,810	$20,172,539	1.6%	5.6%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$16,388,895	$16,377,978	$16,376,159	$16,249,014	$15,599,799	0.1%	5.1%
Short-term borrowings	1,188,390	829,016	754,777	485,565	983,833	43.3%	20.8%
Other liabilities	435,171	401,324	311,364	355,102	351,174	8.4%	23.9%
FHLB advances and long-term debt	987,416	1,065,312	992,279	992,115	991,948	(7.3)%	(0.5)%
Total Liabilities	18,999,872	18,673,630	18,434,579	18,081,796	17,926,754	1.7%	6.0%
Shareholders' equity	2,308,798	2,301,019	2,247,573	2,283,014	2,245,785	0.3%	2.8%
Total Liabilities and Shareholders' Equity	$21,308,670	$20,974,649	$20,682,152	$20,364,810	$20,172,539	1.6%	5.6%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,497,973	$6,428,688	$6,434,285	$6,337,984	$6,304,475	1.1%	3.1%
Commercial - industrial, financial and agricultural	4,365,248	4,429,538	4,404,548	4,288,823	4,264,602	(1.5)%	2.4%
Real estate - residential mortgage	2,451,966	2,313,908	2,251,044	2,173,548	2,094,530	6.0%	17.1%
Real estate - home equity	1,386,974	1,413,500	1,452,137	1,469,152	1,491,395	(1.9)%	(7.0)%
Real estate - construction	922,547	953,087	916,599	979,857	990,705	(3.2)%	(6.9)%
Consumer	452,874	433,545	419,186	390,708	360,315	4.5%	25.7%
Leasing and other	290,876	290,367	288,001	285,021	286,947	0.2%	1.4%
Total Loans, net of unearned income	$16,368,458	$16,262,633	$16,165,800	$15,925,093	$15,792,969	0.7%	3.6%
Deposits, by type:
Noninterest-bearing demand	$4,226,404	$4,255,043	$4,310,105	$4,216,064	$4,324,659	(0.7)%	(2.3)%
Interest-bearing demand	4,083,615	4,207,442	4,240,974	4,289,181	3,854,680	(2.9)%	5.9%
Savings and money market accounts	4,938,998	4,907,346	4,926,937	4,878,982	4,597,510	0.6%	7.4%
Total demand and savings	13,249,017	13,369,831	13,478,016	13,384,227	12,776,849	(0.9)%	3.7%
Brokered deposits	246,116	251,395	176,239	164,601	161,447	(2.1)%	52.4%
Time deposits	2,893,762	2,756,752	2,721,904	2,700,186	2,661,503	5.0%	8.7%
Total Deposits	$16,388,895	$16,377,978	$16,376,159	$16,249,014	$15,599,799	0.1%	5.1%
Short-term borrowings, by type:
Customer repurchase agreements	$56,496	$54,440	$43,499	$82,741	$152,594	3.8%	(63.0)%
Customer short-term promissory notes	281,894	299,576	326,278	267,824	303,239	(5.9)%	(7.0)%
Short-term FHLB advances	650,000	475,000	385,000	85,000	185,000	36.8%	N/M
Federal funds purchased	200,000	—	—	50,000	343,000	100.0%	(41.7)%
Total Short-term Borrowings	$1,188,390	$829,016	$754,777	$485,565	$983,833	43.3%	20.8%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from		Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30	Jun 30
	2019	2019	2018	2018	2018	2019	2018	2019	2018	% Change
Interest Income:
Interest income	$210,034	$204,700	$200,609	$194,048	$186,170	2.6%	12.8%	$414,734	$363,857	14.0%
Interest expense	45,490	41,385	37,665	33,921	30,103	9.9%	51.1%	86,875	56,472	53.8%
Net Interest Income	164,544	163,315	162,944	160,127	156,067	0.8%	5.4%	327,859	307,385	6.7%
Provision for credit losses	5,025	5,100	8,200	1,620	33,117	(1.5)%	(84.8)%	10,125	37,087	(72.7)%
Net Interest Income after Provision	159,519	158,215	154,744	158,507	122,950	0.8%	29.7%	317,734	270,298	17.5%
Non-Interest Income:
Wealth management fees	14,153	13,239	13,408	13,066	12,803	6.9%	10.5%	27,392	25,674	6.7%
Mortgage banking income	6,593	4,772	4,774	4,896	5,163	38.2%	27.7%	11,365	9,356	21.5%
Consumer banking income:
Card income	5,047	4,686	4,966	5,382	4,708	7.7%	7.2%	9,733	9,149	6.4%
Overdraft fees	4,413	4,104	4,653	4,443	4,268	7.5%	3.4%	8,517	8,509	0.1%
Other consumer banking income	2,907	2,587	2,799	2,840	2,955	12.4%	(1.6)%	5,494	5,682	(3.3)%
Total consumer banking income	12,367	11,377	12,418	12,665	11,931	8.7%	3.7%	23,744	23,340	1.7%
Commercial banking income:
Merchant and card income	6,512	5,558	5,656	6,307	6,155	17.2%	5.8%	12,070	11,463	5.3%
Cash management fees	4,638	4,361	4,340	4,472	4,452	6.4%	4.2%	8,999	8,770	2.6%
Commercial loan interest rate swap fees	3,477	2,028	2,540	3,607	2,393	71.4%	45.3%	5,505	3,684	49.4%
Other commercial banking income	3,815	2,816	3,466	3,154	3,431	35.5%	11.2%	6,631	6,471	2.5%
Total commercial banking income	18,442	14,763	16,002	17,540	16,431	24.9%	12.2%	33,205	30,388	9.3%
Other income	2,584	2,535	2,921	2,852	2,762	1.9%	(6.4)%	5,119	6,188	(17.3)%
Non-interest income before investment securities gains	54,139	46,686	49,523	51,019	49,090	16.0%	10.3%	100,825	94,946	6.2%
Investment securities gains, net	176	65	—	14	4	N/M	N/M	241	23	N/M
Total Non-Interest Income	54,315	46,751	49,523	51,033	49,094	16.2%	10.6%	101,066	94,969	6.4%
Non-Interest Expense:
Salaries and employee benefits	78,991	77,757	75,745	76,770	74,919	1.6%	5.4%	156,748	150,687	4.0%
Net occupancy expense	14,469	12,909	12,708	12,578	12,760	12.1%	13.4%	27,378	26,392	3.7%
Data processing and software	11,268	10,353	10,203	10,157	10,453	8.8%	7.8%	21,621	20,926	3.3%
Other outside services	11,259	8,352	8,944	9,122	7,568	34.8%	48.8%	19,611	15,692	25.0%
Professional fees	2,970	3,960	3,546	3,427	2,372	(25.0)%	25.2%	6,930	7,188	(3.6)%
Equipment expense	3,299	3,342	3,275	3,000	3,434	(1.3)%	(3.9)%	6,641	6,968	(4.7)%
FDIC insurance expense	2,755	2,609	2,563	2,814	2,663	5.6%	3.5%	5,364	5,616	(4.5)%
Marketing	2,863	2,160	1,577	2,692	2,335	32.5%	22.6%	5,023	4,585	9.6%
Amortization of tax credit investments	1,492	1,491	6,538	1,637	1,637	0.1%	(8.9)%	2,983	3,274	(8.9)%
Intangible amortization	107	107	—	—	—	—%	100.0%	214	—	100.0%
Other	14,695	14,784	15,586	13,216	15,204	(0.6)%	(3.3)%	29,479	28,678	2.8%
Total Non-Interest Expense	144,168	137,824	140,685	135,413	133,345	4.6%	8.1%	281,992	270,006	4.4%
Income Before Income Taxes	69,666	67,142	63,582	74,127	38,699	3.8%	80.0%	136,808	95,261	43.6%
Income tax expense	9,887	10,479	5,499	8,494	3,502	(5.6)%	N/M	20,366	10,584	92.4%
Net Income	$59,779	$56,663	$58,083	$65,633	$35,197	5.5%	69.8%	$116,442	$84,677	37.5%

PER SHARE:
Net income:
Basic	$0.36	$0.33	$0.33	$0.37	$0.20	9.1%	80.0%	$0.69	$0.48	43.8%
Diluted	0.35	0.33	0.33	0.37	0.20	6.1%	75.0%	0.68	0.48	41.7%
Cash dividends	0.13	0.13	0.16	0.12	0.12	—%	8.3%	$0.26	$0.24	8.3%

Weighted average shares (basic)	168,343	169,884	174,571	175,942	175,764	(0.9)%	(4.2)%	169,109	175,535	(3.7)%
Weighted average shares (diluted)	169,168	170,909	175,473	177,128	176,844	(1.0)%	(4.3)%	170,042	176,506	(3.7)%
N/M - not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	June 30, 2019			March 31, 2019			June 30, 2018
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$16,316,076	$190,694	4.69%	$16,194,375	$186,122	4.65%	$15,768,377	$170,006	4.32%
Taxable investment securities	2,348,443	15,935	2.71%	2,285,724	15,435	2.70%	2,262,789	13,885	2.45%
Tax-exempt investment securities	444,227	4,141	3.70%	444,132	4,150	3.71%	408,715	3,713	3.63%
Total Investment Securities	2,792,670	20,076	2.87%	2,729,856	19,585	2.87%	2,671,504	17,598	2.63%
Loans held for sale	24,568	350	5.71%	16,434	240	5.85%	22,237	284	5.11%
Other interest-earning assets	409,617	2,168	2.12%	366,175	2,002	2.20%	316,381	1,243	1.57%
Total Interest-earning Assets	19,542,931	213,288	4.37%	19,306,840	207,949	4.35%	18,778,499	189,131	4.04%
Noninterest-earning assets:
Cash and due from banks	116,285			110,693			100,811
Premises and equipment	240,666			237,124			232,048
Other assets	1,321,057			1,197,034			1,112,913
Less: allowance for loan losses	(163,909)			(161,326)			(160,896)
Total Assets	$21,057,030			$20,690,365			$20,063,375
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$4,186,280	$8,173	0.78%	$4,153,984	$7,519	0.73%	$3,952,115	$4,959	0.50%
Savings deposits	4,925,788	10,550	0.86%	4,912,856	9,962	0.82%	4,538,083	5,545	0.49%
Brokered deposits	246,154	1,582	2.58%	220,115	1,382	2.55%	85,242	396	1.87%
Time deposits	2,816,424	12,245	1.74%	2,765,803	10,826	1.59%	2,660,411	8,385	1.26%
Total Interest-bearing Deposits	12,174,646	32,550	1.07%	12,052,758	29,689	1.00%	11,235,850	19,285	0.69%
Short-term borrowings	941,504	4,462	1.89%	820,054	3,582	1.76%	1,023,160	3,036	1.18%
FHLB advances and long-term debt	1,051,919	8,480	3.23%	1,002,463	8,114	3.26%	945,177	7,783	3.30%
Total Interest-bearing Liabilities	14,168,069	45,492	1.29%	13,875,275	41,385	1.21%	13,204,187	30,104	0.91%
Noninterest-bearing liabilities:
Demand deposits	4,200,810			4,222,875			4,281,574
Other	386,893			327,118			330,710
Total Liabilities	18,755,772			18,425,268			17,816,471
Shareholders' equity	2,301,258			2,265,097			2,246,904
Total Liabilities and Shareholders' Equity	$21,057,030			$20,690,365			$20,063,375
Net interest income/net interest margin (fully taxable equivalent)		167,796	3.44%		166,564	3.49%		159,027	3.39%
Tax equivalent adjustment		(3,252)			(3,249)			(2,960)
Net interest income		$164,544			$163,315			$156,067

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.99%, 0.93% and 0.69% for the three months ended June 30, 2019, March 31, 2019 and June 30, 2018, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2019	2019	2018	2018	2018	2019	2018
Loans, by type:
Real estate - commercial mortgage	$6,424,213	$6,378,145	$6,343,024	$6,309,663	$6,298,534	0.7%	2.0%
Commercial - industrial, financial and agricultural	4,440,860	4,462,609	4,329,937	4,304,320	4,335,097	(0.5)%	2.4%
Real estate - residential mortgage	2,366,685	2,276,611	2,209,993	2,142,977	2,026,161	4.0%	16.8%
Real estate - home equity	1,404,141	1,433,574	1,459,647	1,474,011	1,502,936	(2.1)%	(6.6)%
Real estate - construction	943,080	930,246	931,724	969,575	978,327	1.4%	(3.6)%
Consumer	445,666	424,480	406,436	375,656	345,572	5.0%	29.0%
Leasing and other	291,431	288,710	284,876	285,941	281,750	0.9%	3.4%
Total Loans, net of unearned income	$16,316,076	$16,194,375	$15,965,637	$15,862,143	$15,768,377	0.8%	3.5%
Deposits, by type:
Noninterest-bearing demand	$4,200,810	$4,222,875	$4,321,776	$4,298,020	$4,281,574	(0.5)%	(1.9)%
Interest-bearing demand	4,186,280	4,153,984	4,225,157	4,116,051	3,952,115	0.8%	5.9%
Savings and money market accounts	4,925,788	4,912,856	4,979,712	4,718,148	4,538,083	0.3%	8.5%
Total demand and savings	13,312,878	13,289,715	13,526,645	13,132,219	12,771,772	0.2%	4.2%
Brokered deposits	246,154	220,115	164,280	162,467	85,242	11.8%	N/M
Time deposits	2,816,424	2,765,803	2,722,141	2,672,548	2,660,411	1.8%	5.9%
Total Deposits	$16,375,456	$16,275,633	$16,413,066	$15,967,234	$15,517,425	0.6%	5.5%
Short-term borrowings, by type:
Customer repurchase agreements	$56,171	$56,707	$64,102	$148,660	$162,276	(0.9)%	(65.4)%
Customer short-term promissory notes	288,696	312,092	310,296	298,896	316,049	(7.5)%	(8.7)%
Federal funds purchased	181,769	157,122	43	145,793	398,297	15.7%	(54.4)%
Short-term FHLB advances	414,868	294,133	130,109	130,783	146,538	41.0%	N/M
Total Short-term Borrowings	$941,504	$820,054	$504,550	$724,132	$1,023,160	14.8%	(8.0)%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Six Months Ended June 30
	2019			2018
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$16,255,562	$376,816	4.67%	$15,715,001	$332,267	4.26%
Taxable investment securities	2,317,257	31,370	2.71%	2,230,991	27,078	2.43%
Tax-exempt investment securities	444,180	8,291	3.71%	410,761	7,466	3.64%
Equity securities	—	—	—%	253	5	8.30%
Total Investment Securities	2,761,437	39,661	2.87%	2,642,005	34,549	2.62%
Loans held for sale	20,523	590	5.76%	21,132	500	4.73%
Other interest-earning assets	388,016	4,170	2.16%	309,620	2,415	1.56%
Total Interest-earning Assets	$19,425,538	421,237	4.36%	$18,687,758	369,731	3.98%
Noninterest-earning assets:
Cash and due from banks	113,504			103,258
Premises and equipment	238,905			231,152
Other assets	1,259,388			1,113,118
Less: allowance for loan losses	(162,624)			(165,035)
Total Assets	$20,874,711			$19,970,251
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$4,170,221	$15,692	0.76%	$3,955,485	$8,963	0.46%
Savings deposits	4,919,357	20,512	0.84%	4,516,384	9,912	0.44%
Brokered deposits	233,206	2,964	2.56%	79,665	671	1.70%
Time deposits	2,791,254	23,071	1.67%	2,653,634	16,188	1.23%
Total Interest-bearing Deposits	12,114,038	62,239	1.04%	11,205,168	35,734	0.64%
Short-term borrowings	881,115	8,044	1.83%	960,348	5,077	1.06%
FHLB advances and long-term debt	1,027,328	16,594	3.24%	966,129	15,661	3.25%
Total Interest-bearing Liabilities	14,022,481	86,877	1.25%	13,131,645	56,472	0.87%
Noninterest-bearing liabilities:
Demand deposits	4,211,782			4,263,968
Other	357,170			338,817
Total Liabilities	18,591,433			17,734,430
Shareholders' equity	2,283,278			2,235,821
Total Liabilities and Shareholders' Equity	$20,874,711			$19,970,251
Net interest income/net interest margin (fully taxable equivalent)		334,360	3.46%		313,259	3.37%
Tax equivalent adjustment		(6,501)			(5,874)
Net interest income		$327,859			$307,385
(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.96% and 0.65% for the six months ended June 30, 2019 and 2018, respectively.

	Six Months Ended
	June 30
	2019	2018	% Change

Loans, by type:
Real estate - commercial mortgage	$6,401,305	$6,302,157	1.6%
Commercial - industrial, financial and agricultural	4,451,677	4,311,994	3.2%
Real estate - residential mortgage	2,321,897	1,992,520	16.5%
Real estate - home equity	1,418,776	1,520,855	(6.7)%
Real estate - construction	936,699	981,269	(4.5)%
Consumer	435,131	330,831	31.5%
Leasing and other	290,077	275,375	5.3%
Total Loans, net of unearned income	$16,255,562	$15,715,001	3.4%

Deposits, by type:
Noninterest-bearing demand	$4,211,782	$4,263,968	(1.2)%
Interest-bearing demand	4,170,221	3,955,485	5.4%
Savings and money market accounts	4,919,357	4,516,384	8.9%
Total demand and savings	13,301,360	12,735,837	4.4%
Brokered deposits	233,206	79,665	N/M
Time deposits	2,791,254	2,653,634	5.2%
Total Deposits	$16,325,820	$15,469,136	5.5%

Short-term borrowings, by type:
Customer repurchase agreements	$191,880	$169,300	13.3%
Customer short-term promissory notes	300,329	312,407	(3.9)%
Federal funds purchased	169,514	389,111	(56.4)%
Short-term FHLB advances and other borrowings	219,392	89,530	N/M
Total Short-term Borrowings	$881,115	$960,348	(8.3)%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Six Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Jun 30	Jun 30
	2019	2019	2018	2018	2018	2019	2018
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$170,372	$169,410	$167,826	$169,247	$176,019	$169,410	$176,084
Loans charged off:
Commercial - industrial, financial and agricultural	(1,895)	(2,787)	(6,263)	(3,541)	(38,632)	(4,682)	(42,637)
Real estate - commercial mortgage	(230)	(1,145)	(762)	(650)	(366)	(1,375)	(633)
Consumer and home equity	(1,001)	(902)	(1,884)	(1,415)	(1,528)	(1,903)	(2,828)
Real estate - residential mortgage	(134)	(655)	(446)	(483)	(483)	(789)	(645)
Real estate - construction	(3)	(95)	(392)	(212)	(606)	(98)	(764)
Leasing and other	(448)	(785)	(889)	(582)	(545)	(1,233)	(1,050)
Total loans charged off	(3,711)	(6,369)	(10,636)	(6,883)	(42,160)	(10,080)	(48,557)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	2,680	1,243	2,647	731	541	3,923	1,616
Real estate - commercial mortgage	169	136	94	928	321	305	600
Consumer and home equity	802	407	684	607	717	1,209	1,102
Real estate - residential mortgage	211	132	100	317	96	343	203
Real estate - construction	1,245	84	415	664	444	1,329	750
Leasing and other	148	229	80	595	152	377	362
Recoveries of loans previously charged off	5,255	2,231	4,020	3,842	2,271	7,486	4,633
Net loans recovered charged off	1,544	(4,138)	(6,616)	(3,041)	(39,889)	(2,594)	(43,924)
Provision for credit losses	5,025	5,100	8,200	1,620	33,117	10,125	37,087
Balance at end of period	$176,941	$170,372	$169,410	$167,826	$169,247	$176,941	$169,247
Net charge-offs to average loans (annualized)	(0.04)%	0.10%	0.17%	0.08%	1.01%	0.03%	0.56%
NON-PERFORMING ASSETS:
Non-accrual loans	$133,118	$127,141	$128,572	$106,433	$111,116
Loans 90 days past due and accruing	14,598	11,540	11,106	13,663	12,628
Total non-performing loans	147,716	138,681	139,678	120,096	123,744
Other real estate owned	7,241	9,012	10,518	10,684	11,181
Total non-performing assets	$154,957	$147,693	$150,196	$130,780	$134,925
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$47,260	$50,148	$51,269	$43,391	$44,045
Real estate - commercial mortgage	43,850	29,817	32,153	37,393	39,278
Real estate - residential mortgage	21,659	22,299	19,101	19,076	18,888
Consumer and home equity	12,378	10,770	10,178	10,362	12,038
Real estate - construction	4,632	7,039	7,390	9,784	9,319
Leasing	17,937	18,608	19,587	90	176
Total non-performing loans	$147,716	$138,681	$139,678	$120,096	$123,744

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	2019	2019	2018	2018	2018
Shareholders' equity (tangible), per share
Shareholders' equity	$2,308,798	$2,301,019	$2,247,573	$2,283,014	$2,245,785
Less: Goodwill and intangible assets	(535,249)	(535,356)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,773,549	$1,765,663	$1,716,017	$1,751,458	$1,714,229

Shares outstanding, end of period (denominator)	166,903	169,923	170,184	176,019	175,847

Shareholders' equity (tangible), per share	$10.63	$10.39	$10.08	$9.95	$9.75

Return on average shareholders' equity (tangible)
Net income	$59,779	$56,663	$58,083	$65,633	$35,197
Plus: Intangible amortization, net of tax	85	85	—	—	—
Net income (numerator)	$59,864	$56,748	$58,083	$65,633	$35,197

Average shareholders' equity	$2,301,258	$2,265,097	$2,281,669	$2,269,093	$2,246,904
Less: Average goodwill and intangible assets	(535,301)	(531,767)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,765,957	$1,733,330	$1,750,113	$1,737,537	$1,715,348

Return on average shareholders' equity (tangible), annualized	13.60%	13.28%	13.17%	14.99%	8.23%

Tangible Common Equity to Tangible Assets (TCE Ratio)
Shareholders' equity	$2,308,798	$2,301,019	$2,247,573	$2,283,014	$2,245,785
Less: Intangible assets	(535,249)	(535,356)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,773,549	$1,765,663	$1,716,017	$1,751,458	$1,714,229

Total assets	$21,308,670	$20,974,649	$20,682,152	$20,364,810	$20,172,539
Less: Intangible assets	(535,249)	(535,356)	(531,556)	(531,556)	(531,556)
Total tangible assets (denominator)	$20,773,421	$20,439,293	$20,150,596	$19,833,254	$19,640,983

Tangible Common Equity to Tangible Assets	8.54%	8.64%	8.52%	8.83%	8.73%

Efficiency ratio
Non-interest expense	$144,168	$137,824	$140,685	$135,413	$133,345
Less: Intangible amortization	(107)	(107)	—	—	—
Less: Amortization on tax credit investments	(1,492)	(1,491)	(6,538)	(1,637)	(1,637)
Non-interest expense (numerator)	$142,569	$136,226	$134,147	$133,776	$131,708

Net interest income (fully taxable equivalent)	$167,796	$166,564	$166,123	$163,194	$159,027
Plus: Total Non-interest income	54,315	46,751	49,523	51,033	49,094
Less: Investment securities gains	(176)	(65)	—	(14)	(4)
Net interest income (denominator)	$221,935	$213,250	$215,646	$214,213	$208,117

Efficiency ratio	64.2%	63.9%	62.2%	62.5%	63.3%

Non-performing assets to tangible shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$154,957	$147,693	$150,196	$130,780	$134,925

Tangible shareholders' equity	$1,773,549	$1,765,663	1,716,017	1,751,458	$1,714,229
Plus: Allowance for credit losses	176,941	170,372	169,410	167,826	169,247
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,950,490	$1,936,035	$1,885,427	$1,919,284	$1,883,476

Non-performing assets to tangible shareholders' equity and allowance for credit losses	7.94%	7.63%	7.97%	6.81%	7.16%

Pre-provision net revenue
Net interest income	$164,544	$163,315	$162,944	$160,127	$156,067
Non-interest income	54,315	46,751	49,523	51,033	49,094
Less: Investment securities gains	(176)	(65)	—	(14)	(4)
Total revenue	$218,683	$210,001	$212,467	$211,146	$205,157

Non-interest expense	$144,168	$137,824	$140,685	$135,413	$133,345
Less: Amortization on tax credit investments	(1,492)	(1,491)	(6,538)	(1,637)	(1,637)
Less: Intangible amortization	(107)	(107)	—	—	—
Total non-interest expense	$142,569	$136,226	$134,147	$133,776	$131,708

Pre-provision net revenue	$76,114	$73,775	$78,320	$77,370	$73,449